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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 2003

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-26719               38-3360865
(State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                Number)            Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                   49509
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code             616-406-3777






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit Number              Description

         99.1 Press release of Mercantile Bank Corporation reporting that it has reached $1 billion of assets


ITEM 9. REGULATION FD DISCLOSURE.

         The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003). The following information is also being furnished under Item 9 of Form 8-K, "Regulation FD Disclosure".

         Press Release. On May 13, 2003, Mercantile Bank Corporation issued a press release reporting that it had reached $1 billion in assets. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MERCANTILE BANK CORPORATION


                                   By:  /s/ Charles E. Christmas
                                        ---------------------------------------
                                        Charles E. Christmas
                                        Senior Vice President,
                                        Chief Financial Officer and Treasurer


Date:  May 13, 2003






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                                  EXHIBIT INDEX


Exhibit Number              Description
--------------              -----------

      99.1 Press release of Mercantile Bank Corporation reporting that it has reached $1 billion of assets